EXHIBIT 10.2
CONTINUING GUARANTY
          CONTINUING GUARANTY (as amended, modified, restated and/or supplemented from time to time, this “Guaranty”), dated as of May 2, 2011 made by and among each of the undersigned guarantors (each, a “Guarantor” and collectively, the “Guarantors”) in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Secured Parties. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H :
          WHEREAS, Corporate Property Associates 16 — Global Incorporated, a Maryland corporation (the “REIT”), CPA 16 LLC, a Delaware limited liability company (the “Operating Partnership”, and together with the REIT, the “Parent Guarantors”), CPA 16 Merger Sub Inc., a Maryland corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of the date hereof (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrower, and the issuance of Letters of Credit for the account of the REIT and/or one or more of its Subsidiaries, all as contemplated therein;
          WHEREAS, each Guarantor is the REIT, the Operating Partnership or a direct or indirect Subsidiary of the Borrower or the REIT;
          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the making of Loans to the Borrower, and the issuance of Letters of Credit for the account of the REIT and/or one or more of its Subsidiaries, that each Guarantor shall have executed and delivered this Guaranty to the Administrative Agent; and
          WHEREAS, each Guarantor will obtain substantial direct and indirect benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the REIT and/or one or more of its Subsidiaries under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and the L/C Issuer to issue Letters of Credit for the account of the REIT and/or one or more of its Subsidiaries;
          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Parties and hereby covenants and agrees with each other Guarantor and the Administrative Agent for the benefit of the Secured Parties as follows:
     1. Guaranty. Each Guarantor, jointly and severally with the other Guarantors, hereby absolutely, irrevocably and unconditionally guarantees, as a guaranty of payment and performance and not as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times

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thereafter, of all of the Obligations, including without limitation (i) the principal of, and premium, if any, and interest on, the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and all payments and disbursements made by the L/C Issuer and the Lenders with respect to Letters of Credit, (ii) all renewals, extensions, amendments, refinancings and other modifications thereof, (iii) all out-of-pocket expenses incurred by any Secured Party (including the fees, charges and disbursements of any counsel for any Secured Party) in connection with the collection or enforcement thereof, and whether recovery upon such Obligations may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Borrower or any other Loan Party under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally (collectively, “Debtor Relief Laws”), and including interest that accrues after the commencement by or against the Borrower or any other Loan Party of any proceeding under any Debtor Relief Laws, (iv) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Secured Hedge Agreement and (v) all indebtedness, liabilities, duties and obligations of any Loan Party arising out of Bank of America or any Affiliate of Bank of America providing treasury management services to, for the benefit of or otherwise in respect of such Loan Party, including, without limitation, intraday credit, Automated Clearing House (ACH) services, foreign exchange services, overdrafts and zero balance arrangements, and any instruments, agreements or other documents executed in connection therewith (collectively, the “Guaranteed Obligations”). The books and records of the Administrative Agent or the Secured Parties showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Furthermore, this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by, any invalidity, irregularity or unenforceability in whole or in part (including with respect to any netting provision) of any Secured Hedge Agreement or any confirmation, instrument or agreement required thereunder or related thereto, or any transaction entered into thereunder, or any limitation on the method or terms of payment thereunder which may now or in the future be caused or imposed in any manner whatsoever.
          Anything contained in this Guaranty to the contrary notwithstanding, it is the intention of each Guarantor and the Secured Parties that the obligations of each Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law. To that end, but only in the event and to the extent that after giving effect to Section 20 of this Guaranty, such Guarantor’s obligations

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with respect to the Guaranteed Obligations or any payment made pursuant to such Guaranteed Obligations would, but for the operation of the first sentence of this paragraph, be subject to avoidance or recovery in any such proceeding under applicable Debtor Relief Laws after giving effect to Section 20 of this Guaranty, the amount of such Guarantor’s obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under applicable Debtor Relief Laws, render such Guarantor’s obligations with respect to the Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under applicable Debtor Relief Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the first sentence of this paragraph and is otherwise subject to avoidance and recovery in any such proceeding under applicable Debtor Relief Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation, and the Guaranteed Obligations as limited by the first sentence of this paragraph shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The first sentence of this paragraph is intended solely to preserve the rights of the Secured Parties hereunder against such Guarantor in such proceeding to the maximum extent permitted by applicable Debtor Relief Laws and neither such Guarantor, the Borrower, any other Guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under applicable Debtor Relief Laws in such proceeding.
     2. No Setoff or Deductions; Taxes; Payments. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to Excluded Taxes) is imposed upon a Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to the Administrative Agent for the benefit of the Secured Parties for application to the Guaranteed Obligations in accordance with the terms of the Loan Documents or, if the Loan Documents do not provide for the application of such amount, to be held by the Administrative Agent as collateral security for any Guaranteed Obligations thereafter existing, on the date on which such amount is due and payable hereunder, such additional amount in Dollars as shall be necessary to enable the Secured Parties to receive the same net amount which the Secured Parties would have received on such due date had no such obligation been imposed upon such Guarantor. Each Guarantor will deliver promptly to the Secured Parties certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of the Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty. The obligations hereunder shall not be affected by any acts of any Governmental Authority affecting any Guarantor or any other Loan Party, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of any Guarantor’s or any other Loan Party’s property, or by economic, political, regulatory or other events in the countries where any Guarantor or any other Loan Party is located.
     3. Rights of Secured Parties. Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand to or consent of such

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Guarantor, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the times for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, impair, or otherwise dispose of any security, or any Lien granted, for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as provided in the Loan Documents; and (d) release or substitute any other Guarantor or one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantors under this Guaranty or which, but for this provision, might operate as a discharge of one or more of the Guarantors. .
     4. Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower, any other Loan Party or any other guarantor of the Guaranteed Obligations or any part thereof, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower, other than the defense of payment in full in cash or immediately available funds of all the Guaranteed Obligations; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to require any Secured Party to proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for any of the Guaranteed Obligations, or pursue any other remedy in the power of any Secured Party; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the full extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.
     5. Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor of the Guaranteed Obligations or any part thereof, and a separate action may be brought against any Guarantor to enforce this Guaranty whether or not the Borrower or any other Person is joined as a party. For the avoidance of doubt, all obligations of each Guarantor under this Guaranty are joint and several obligations of all the Guarantors.
     6. Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full in immediately available funds, all Commitments are terminated and all Letters or Credit have been cancelled, have expired or terminated or have been collateralized to the satisfaction of the Administrative Agent and the L/C Issuer. If any amounts are paid to any Guarantor in violation of the foregoing limitation,

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then such amounts shall be held in trust by such Guarantor for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent for the benefit of the Secured Parties for application to the Guaranteed Obligations in accordance with the terms of the Loan Documents or, if the Loan Documents do not provide for the application of such amount, to be held by the Administrative Agent as collateral security for any Guaranteed Obligations thereafter existing, whether matured or unmatured.
     7. Termination; Reinstatement. This Guaranty is a continuing, absolute, unconditional and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full in immediately available funds, all Commitments are terminated and all Letters or Credit have been cancelled, have expired or terminated or have been collateralized to the satisfaction of the Administrative Agent and the L/C Issuer. In the event that this Guaranty is terminated in accordance with the prior sentence, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or a Guarantor is made, or a Secured Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by a Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantors under this paragraph shall survive termination of this Guaranty.
     8. Release of Liability of Guarantor Upon Sale or Dissolution. At the request and at the sole expense of the Borrower, in the event that (i) any Guarantor (other than a Parent Guarantor) becomes an Excluded Subsidiary or an Immaterial Subsidiary as a result of a transaction permitted under the Credit Agreement or (ii) all of the capital stock or other Equity Interests of any Guarantor is sold or otherwise disposed of (including by way of the merger or consolidation of such Guarantor with or into another Person) or liquidated (except to the extent that such sale or disposition is to the Borrower, a Guarantor or a Person required under the Credit Agreement to be a Guarantor) in any such case in compliance with the requirements of Section 7.05 of the Credit Agreement and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, then such Guarantor shall, upon becoming an Excluded Subsidiary or an Immaterial Subsidiary or upon the consummation of such sale or other disposition, as applicable, be released from its obligations under this Guaranty and the Administrative Agent shall, upon the request and at the sole expense of the Borrower, provide the Borrower with written confirmation of such release and shall take such further actions as reasonably requested by the Borrower to evidence such release; provided, that the Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release, together with a certificate signed by a Responsible Officer of the Borrower certifying that such Guarantor is an Excluded

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Subsidiary or an Immaterial Subsidiary or such sale or disposition, as applicable, is as a result of a transaction permitted under the Credit Agreement.
     9. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Borrower or any other Loan Party under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantors who are not subject to such automatic stay immediately upon demand by the Administrative Agent.
     10. Expenses. The Guarantors shall pay on demand all out-of-pocket expenses incurred by any Secured Party (including the fees, charges and disbursements of any counsel for any Secured Party), and shall pay on demand all fees and time charges for attorneys who may be employees of any Secured Party, in any way relating to the enforcement or protection of the rights of the Secured Parties (or any of them) under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of any Secured Party in any proceeding any Debtor Relief Laws. The obligations of the Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.
     11. Modifications; Miscellaneous. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except in a writing signed by each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released) and the Administrative Agent (with the consent of the Required Lenders or all of the Lenders, to the extent required by Section 10.01 of the Credit Agreement). No failure by any Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. This Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by any Guarantor for the benefit of the Secured Parties (or any of them) or any term or provision thereof.
     12. Condition of Loan Parties. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Loan Parties and any other guarantor of the Guaranteed Obligations such information concerning the financial condition, business and operations of the Loan Parties and any such other guarantors as such Guarantor requires, and that no Secured Party has any duty, and no Guarantor is relying on any Secured Party at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of any Loan Party or any other guarantor of the Guaranteed Obligations (such Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

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     13. Setoff. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized, at any time or from time to time, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender, the L/C Issuer or any of their respective Affiliates to or for the credit or the account of any Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Lender or the L/C Issuer under this Guaranty, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer (by its acceptance of the benefits hereof) acknowledges and agrees to promptly notify the Borrower and the Administrative Agent after any such set-off and application; provided, that the failure to give such notice shall not affect the validity of such set-off and application.
     14. Representations and Warranties. Each Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought at law or in equity); (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation, judgment or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected, except, in each case under this clause (c), as could not reasonably be expected to have a Material Adverse Effect; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any Governmental Authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect. In addition, each Guarantor represents and warrants that (x) until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full in immediately available funds, all Commitments are terminated and all Letters or Credit have been cancelled, have expired or terminated or have been collateralized to the satisfaction of the Administrative Agent

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and the L/C Issuer, such Guarantor will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries; and (y) an executed (or conformed) copy of each of the Loan Documents has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.
     15. Indemnification and Survival. Without limitation on any other obligations of any Guarantor or remedies of any Secured Party under this Guaranty, each Guarantor shall, to the full extent permitted by law, indemnify, defend and save and hold harmless each Secured Party from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by such Secured Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms; provided that such indemnity shall not, as to any Secured Party, be available to the extent that such losses, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Secured Party. The obligations of the Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.
     16. Guaranty Enforceable by Administrative Agent. This Guaranty may be enforced only by the action of the Administrative Agent, in each case acting upon the instructions of the Required Lenders (to the extent required under the Credit Agreement) and no other Secured Party will have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Loan Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent, for the benefit of the Secured Parties, upon the terms of this Guaranty and the other Loan Documents. It is understood and agreed that the agreement in this Section 16 is solely for the benefit of the Secured Parties.
     17. Obligations of Guarantors Independent. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or any Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, the Borrower or any other Person and whether or not any other Guarantor, the Borrower or any other Person may be joined in any such action or actions.
     18. Subordination of Indebtedness Held by Guarantors. Any indebtedness of any Loan Party now or hereafter held by any Guarantor is hereby subordinated to the prior payment in full in immediately available funds of all the Guaranteed Obligations, and such indebtedness of any Loan Party to any Guarantor, if the Administrative Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received (to the extent that such Guarantor receives any amounts it is entitled to retain) by such Guarantor as trustee for the Secured Parties, shall be segregated from all other property or funds of such Guarantor and shall be paid over to the Administrative Agent for the benefit of the Secured Parties for

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application to the Guaranteed Obligations in accordance with the terms of the Loan Documents or, if the Loan Documents do not provide for the application of such amount, to be held by the Administrative Agent as collateral security for any Guaranteed Obligations thereafter existing, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. In the event that any Guarantor receives any payment of any indebtedness described in the first sentence of this Section 18 prior to the payment in full in immediately available funds of all Guaranteed Obligations and during the existence of an Event of Default, and such Guarantor is entitled to retain such payment, such payment of such indebtedness which has been received by such Guarantor shall be received by such Guarantor as trustee for the Secured Parties, shall be segregated from all other property or funds of such Guarantor and shall be paid over to the Administrative Agent for the benefit of the Secured Parties for application to the Guaranteed Obligations in accordance with the terms of the Loan Documents or, if the Loan Documents do not provide for the application of such amount, to be held by the Administrative Agent as collateral security for any Guaranteed Obligations thereafter existing. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of any Loan Party to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Parties that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full in immediately available funds, all Commitments are terminated and all Letters or Credit have been cancelled, have expired or terminated or have been collateralized to the satisfaction of the Administrative Agent and the L/C Issuer; provided that if any amount shall be paid to any Guarantor on account of such subrogation rights prior to such time and such Guarantor is entitled to receive and retain the same, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent for the benefit of the Secured Parties to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents or, if the Loan Documents do not provide for the application of such amount, to be held by the Administrative Agent as collateral security for any Guaranteed Obligations thereafter existing. Upon the indefeasible payment in full in immediately available funds of all of the Guaranteed Obligations and any amounts payable under this Guaranty, the termination of all Commitments and at such time as all Letters or Credit have been cancelled, have expired or terminated or have been collateralized to the satisfaction of the Administrative Agent and the L/C Issuer, each Guarantor shall be subrogated to the rights of the Secured Parties to receive payments or distributions applicable to the Guaranteed Obligations until all Indebtedness of the Borrower held by such Guarantor shall be paid in full.
     19. Additional Guarantors. Any Person that is required to become a party to this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by executing and delivering a joinder agreement in the form attached hereto as Annex I.
     20. Contribution. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right

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of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who either has not made any payments or has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment at the time of each computation; provided, that no Guarantor may take any action to enforce such right until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full in immediately available funds, all Commitments are terminated and all Letters or Credit have been cancelled, have expired or terminated or have been collateralized to the satisfaction of the Administrative Agent and the L/C Issuer, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 20 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 20, (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 20, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been indefeasibly paid and performed in full in cash, all Commitments are terminated and all Letters or Credit have been cancelled, have expired or terminated or have been collateralized to the satisfaction of the Administrative Agent and the L/C Issuer. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Administrative Agent or the Required Lenders.

10

     21. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.
     22. Headings Descriptive. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.
     23. Governing Law; Assignment; Jurisdiction; Notices. This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty (and any attempted such assignment without such consent shall be null and void), and (b) inure to the benefit of the Secured Parties and their respective successors and assigns and the Lenders may, in accordance with Section 10.06 of the Credit Agreement and without affecting the obligations of any Guarantor hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part. Each Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith and (iii) waives, to the fullest extent permitted by applicable law, any objection it may now or hereafter have to the laying of venue of any action or proceeding or arising out of relating to this Guaranty or any other Loan Document in any court referred to in clause (i). Each of the parties hereto (x) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, and (y) consents to the service of process out of any of the aforementioned courts, in the manner provided in Section 10.02 of the Credit Agreement, to (A) in the case of the Administrative Agent, at the address provided in the Credit Agreement and (B) in the case of a Guarantor, at its address set forth opposite its signature page below. All notices and other communications to any Guarantor under this Guaranty shall be in writing and delivered in the manner set forth in Section 10.02 of the Credit Agreement. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Secured Party, as provided in the Credit Agreement, and (ii) in the case of any Guarantor, at its address set forth opposite its signature below.
     24. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS. This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

11

25. DAMAGE WAIVER. To the fullest extent permitted by applicable law, no Guarantor shall assert, and each Guarantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of proceeds thereof.

12

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.
Address:

c/o W.P. Carey & Co. LLC	CORPORATE PROPERTY ASSOCIATES
50 Rockefeller Plaza	16 - GLOBAL INCORPORATED
New York, NY 10020
Fax No.:	By:	/s/ Brooks G. Gordon
Email:		Name: Brooks G. Gordon
Attention:		Title: Director

CPA 16 LLC By: CORPORATE PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED, as its managing member
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

AFD (KV) LLC By: STORAGE (DE) QRS 14-23, INC., as its managing member
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

APPLIED FOUR (DE) QRS 14-75, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

APPLIED UTAH (UT) QRS 14-76, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

ASSEMBLY (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

AUTOSAFE AIRBAG 12 (CA) LP By: INITIATOR (CA) QRS 12-53, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

AUTOSAFE AIRBAG 14 (CA) LP By: INITIATOR (CA) QRS 14-62, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BANDWIDTH (UT) QRS 14-58, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BEVERAGE (GER) QRS 16-141 LLC By: CRATE (GER) QRS 16-142 LLC, as its managing member
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

BP(IL)GP QRS 14-97, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BP(IL) L.P. By: BP(IL)GP QRS 14-97, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BP(IL) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

CAN (WI) QRS 12-34, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CAN-TWO (DE) QRS 12-67, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

COLD (DE) QRS 12-50, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

CPA16 GERMAN (DE) LIMITED PARTNERSHIP By: CPA16 GERMAN GP (DE) QRS 16-155, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CPA16 GERMAN GP (DE) QRS 16-155, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CRATE (GER) QRS 16-142 LLC By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, as managing member By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CTS(IN) QRS 12-63, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

CUPS (DE) LP By: PLATES (DE) QRS 14-63, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DELAWARE FRAME (TX), LP By: FRAME (TX) QRS 14-25, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DEVELOP (TX) LP By: POPCORN (TX) QRS 14-43, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DOUGH (DE) QRS 14-77, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DOUGH (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

[Signature Page to Joinder to Guaranty]

DYNE (DE) LP By: METAL (DE) QRS 14-67 INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

FABRIC (DE) GP By: LEATHER (DE) QRS 14-72, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

FIT(TX)GP QRS 12-60, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

FIT(TX) LP By: FIT(TX)GP QRS 12-60, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

FIT(TX) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

FRAME (TX) QRS 14-25, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

GERB (CT) QRS 14-73, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

HOTEL (MN) QRS 16-84, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

HOTEL OPERATOR (MN) TRS 16-87, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

INITIATOR (CA) QRS 12-53, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

INITIATOR (CA) QRS 14-62, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

JEN (MA) QRS 12-54, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

KSM LIVINGSTON (NJ) QRS 16-76, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LEATHER (DE) QRS 14-72, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LEI (GER) QRS 16-134 LLC By: POLD (GER) QRS 16-133, LLC By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, its managing member By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

LINCOLN (DE) LP
By: LTI (DE) QRS 14-81, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LPD (CT) QRS 16-132, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LPORT 2 (WA) QRS 16-147, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LTI (DE) QRS 14-81, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LTI TRUST (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

META (CA) QRS 14-6, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

METAL (DE) QRS 14-67, INC.

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

MORE APPLIED FOUR (DE) LLC By: APPLIED FOUR (DE) QRS 14-75, INC., as its managing member
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

MORE APPLIED UTAH (UT) LLC By: APPLIED UTAH (UT) QRS 14-76, INC., as its managing member
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

NETWORK (UT) LLC By: BANDWIDTH (UT) QRS 14-58, INC., as its managing member
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PLATES (DE) QRS 14-63, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

POLD (GER) QRS 16-133 LLC By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, as its managing member By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

POPCORN (TX) QRS 14-43, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PRINT (WI) QRS 12-40, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PWE (MULTI) QRS 14-85, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

SHO LANDLORD (FL) QRS 16-104, INC.

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

STORAGE (DE) QRS 14-23, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

TEL (VA) QRS 12-15, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

URSA (VT) QRS 12-30, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

VINYL (DE) QRS 14-71, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

WINDOUGH (DE) LP By: DOUGH (DE) QRS 14-77, INC., as its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

620 EIGHTH INVESTOR NYT (NY) QRS 16-150, INC.

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

AIR (IL) QRS 14-48, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

ALUM (CANADA) QRS 16-103, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

ALUSA-LP (DE) QRS 16-73, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

AMTOLL (NM) QRS 14-39, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BB 11 (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

BB 12 (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

[Signature Page to Joinder to Guaranty]

BDF (CT) QRS 16-82, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BILL-GP (TX) QRS 14-56, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BLOCKS (GER) QRS 16-89, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BM-LP (TX) QRS 14-57, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

BPLAST TWO MEMBER (IN) QRS 16-151, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

BPLAST TWO MANAGER (IN) QRS 16-152, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CAREY 16 LENDING CORP.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CASTING MEMBER (GER) QRS 16-108 LLC By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, its managing member By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CC (MULTI) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

CHASSIS (GER) 16-118, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

COCO-DORM (PA) QRS 16-52, INC.
By:
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

COCO-DORM (PA) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

CONDUCTOR (CA) QRS 14-11, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CONTAINER FINANCE (FINLAND) QRS 16-62, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CV GP (DUTCH ) QRS 14-111, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

CV GP (DUTCH ) QRS 16-148, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

DELMO (PA) QRS 12-10

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

DES-TECH GP (TN) QRS 16-49, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DES-TECH LP (TN) QRS 16-50, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DRILL (DE) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

DSG GP (PA) QRS 14-103, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

DSG LP (PA) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

[Signature Page to Joinder to Guaranty]

ELL (GER) QRS 16-37, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

FINISTAR LP (DE) QRS 16-29, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

FOOD (DE) QRS 12-49, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

FRO 16 (NC) LLC By: CPA 16 MERGER SUB INC., its managing member
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

GREENS SHAREHOLDER (FINLAND) QRS 16-16, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

H2 LENDER (GER) QRS 16-101, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

H2 INVESTOR (GER) QRS 16-100, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

HAMMER (DE) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

HAMMER (DE) LP QRS 12-65, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

HAMMER (DE) LP QRS 14-100, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

HINCK 16 LP (DE) QRS 16-47, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

ICE (TX) QRS 12-29, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

IJOBBERS (DE) QRS 14-41, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

KPH (UK) QRS 16-42, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LABELS-BEN (DE) QRS 16-28, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LEARN GP (PA) QRS 14-88, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LONGBOOM (FINLAND) QRS 16-131, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

LONGBOOM FINANCE (FINLAND) QRS 16-130, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

MAGS (UK) QRS 16-2, INC.

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

MALA-IDS (DE) QRS 16-71, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

MCM MANAGER (TN) QRS 16-115, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

MCM MEMBER (TN) QRS 16-116, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

MEMPHIS HOTEL OWNER (TN) QRS 16-122, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

MK LP BEN (DE) QRS 16-46, INC.
By:	/s/ Brooks G. Gordon
	Name: Title:	Brooks G. Gordon Director

[Signature Page to Joinder to Guaranty]

MK GP BEN (DE) QRS 16-45, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

MK (NY) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

MK-LP (DE) QRS 16-44, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

NAIL (DE) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

NCE (OH) LLC By: PRODUCT (OH) QRS 14-64, INC., its managing member
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

NURSERY (WA) QRS 16-135, INC.

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PANEL (UK) QRS 14-54, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PET 14 (MD)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

PF (GER) QRS 16-96 LLC By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, it managing member By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PG (MULTI-16) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

PG-BEN (CAN) QRS 16-9, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

PG CALGARY (DE) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

PIPES (UK) QRS 16-59, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PLANTS SHAREHOLDER (SWEDEN) QRS 16-15, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PLASTIC II (IL) QRS 16-27, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PLIERS (DE) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

[Signature Page to Joinder to Guaranty]

POHJ MANAGING MEMBER (FINLAND) QRS 16-20, INC.

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

POLY LP (MD) TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

PORTS (FINLAND) QRS 16-63, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PRODUCT (OH) QRS 14-64, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

PUMP (MO) QRS 14-52, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

RI (CA) QRS 12-59, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

RRC (TX) TRUST

By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

SEALTEX (DE) QRS 16-69, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

SFCO (GA) QRS 16-127, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

STOR-MOVE UH 16 BUSINESS TRUST
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

SUN (SC) QRS 12-68, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

TEACH (PA)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

[Signature Page to Joinder to Guaranty]

TECH (GER) QRS 16-144, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

TEETH FINANCE (FINLAND) QRS 16-106, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

TEETH MEMBER (FINLAND) QRS 16-107, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

TITO (FI) QRS 16-6, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

TONER (DE) QRS 14-96, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

TOWER 14 (DE)
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Trustee

[Signature Page to Joinder to Guaranty]

UTI-SAC (CA) QRS 16-34, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

VALVES MEMBER GERMANY (DE) QRS 16-65 LLC By: CPA16 GERMAN (DE) LIMITED PARTNERSHIP, as its managing member By: CPA16 GERMAN GP (DE) QRS 16-155, Inc., its general partner
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

WORK (GER) QRS 16-117, INC.
By:	/s/ Brooks G. Gordon
	Name:	Brooks G. Gordon
	Title:	Director

[Signature Page to Joinder to Guaranty]

Accepted and Agreed to:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Eyal Namordi

Name:	Eyal Namordi
Title:	Senior Vice President
[Signature Page to Joinder to Guaranty]